Exhibit 10.1
SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
     This Second Amendment to Employment Agreement (this “Second Amendment”) is made and entered into as of the 15th day of May, 2007, by and between Cadence Design Systems, Inc. (“Cadence”) and Michael J. Fister (“Executive”).
W I T N E S S E T H:
     WHEREAS, Cadence and Executive have entered into that certain Employment Agreement effective May 12, 2004 (the “Original Agreement”);
     WHEREAS, Cadence and Executive have entered into that certain Amendment to Employment Agreement effective May 17, 2005 (the “First Amendment”);
     WHEREAS, the Original Agreement, as amended by the First Amendment, is hereinafter referred to as the “Agreement”; and
     WHEREAS, Cadence and Executive desire to amend the Agreement as more particularly set forth herein.
     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties hereto, the parties hereto do hereby covenant and agree as follows:
     1. Relocation Benefits. Section 3(c)(ii) of the Agreement is hereby modified by deleting the date “May 15, 2007” and inserting in lieu thereof the date “December 31, 2007”.
     2. Ratification. The Agreement, as modified by this Second Amendment, is hereby ratified and confirmed by Cadence and Executive.

     IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be executed and delivered as of the date first above written.

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ R.L. Smith McKeithen	/s/ Michael J. Fister

Name: R.L. Smith McKeithen		Michael J. Fister
Title: Senior Vice President & General Counsel